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EXHIBIT 10.33

                                   AMENDMENT
                                   ---------

         THIS AGREEMENT, made and entered into this 15th day of April, 1983, by and between the parties whose names are subscribed to below.

                                  WITNESSETH:

         WHEREAS, the parties hereto have executed that certain "Unit Operating Agreement, Beta Unit, San Pedro Bay Area, Outer Continental Shelf, Offshore California" dated as of August 1, 1982, (hereinafter called "Unit Operating Agreement:); and

         WHEREAS, the parties desire to amend said Unit Operating Agreement in the particulars hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual benefit to be obtained the parties agree as follows:

         1. Article 12.2 is hereby amended by inserting after "...consent of each party" the words "owning a Working Interest in the affected Lease".

         2. Article 12.5 is hereby deleted and the following inserted in its place

                  12.5 Preferential Right of Purchase. Except as hereinabove provided, any preferential right of purchase shall be governed by and implemented in accordance with the prior existing and currently effective operating agreement covering the affected Lease.

         Except as herein modified, said Unit Operating Agreement remains in full force and effect.

         This instrument may be executed in counterpart with the same effect as if all parties had executed the same instrument.


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         IN WITNESS whereof the parties have executed this instrument as of the date first written above.

HAMILTON BROTHERS OIL COMPANY                SHELL CALIFORNIA PRODUCTION INC.

By: /s/ signature                                By: /s/ T.L. Marshall
    --------------------------------             -------------------------------
    Executive Vice President                     Attorney-in-Fact
                                                 T.L. Marshall

HAMILTON BROTHERS EXPLORATION CO.            AMINOIL USA, INC.

By: /s/ signature                                By: /s/ D.E. Vanderberg
    --------------------------------             -------------------------------
    Vice President                               D.E. Vanderberg Contract Agent
                                                 ATTEST

HAMILTON BROTHERS CORPORATION                SANTA FE ENERGY COMPANY

By: /s/ signature                            By: /s/ G.N. Shirley
    --------------------------------             -------------------------------
    Vice President                               G.N. Shirley, Vice President

                                                 ATTEST /s/ K.M. Bales
                                                 Assistant Secretary

CHEVRON USA, INC.                            PETRO LEWIS BETA COMPANY JOINT
                                             VENTURE

By: /s/ signature                            By: /s/ Richard E. Bennett
    --------------------------------             -------------------------------
    Title                                        Richard E. Bennett, Vice
                                                 President, Petro Lewis Funds,
                                                 Inc., Managing Venturer

UNION OIL COMPANY OF CALIFORNIA              MINOCO UAQ, LTD., a California
                                             Limited Partnership

By: /s/ K.J. Robertson                       By: Minaco Southern Corporation, a
   ---------------------------------             Nevada Corporation, Managing
   K.J. Robertson                                General Partner
   Its Attorney-in-Fact

ATTEST /s/ signature

PACIFIC FEDERAL VENTURES, a                  By: /s/ W.E. Bauer
California Joint Venture comprised               -------------------------------
of Pacific Energy Investments, Inc.              W.E. Bauer, Vice President
a California Corporation and MGC
Ventures U.S. Ltd., a California             MINACO 1680 - ILPC OIL AND GAS
Corporation                                  PROGRAM, a California Limited
                                             Partnership

By: MGC Ventures, U.S., Ltd.                 By: Minoco Southern Corporation, a
                                                 Nevada Corporation, Managing
By: /s/ W.E. Bauer                               General Partner
   --------------------------------
   W.E. Bauer, Vice President                By: /s/ W.E. Bauer
                                                 -------------------------------
ATTEST /s/ signature                             W.E. Bauer, Vice President

By: MGC Ventures, U.S., Ltd.                 ATTEST /s/ signature
    as Attorney-in-Fact for
    Pacific Energy Investments,
    Inc.

By: /s/ W.E. Bauer
    --------------------------------
    W.E. Bauer, Vice President

ATTEST /s/ signature







STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF ORANGE        )

On April 21, 1983, before me, the undersigned, a Notary Public in and for said County and State, personally appeared D.E. Vanderberg, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Contract Agent of Aminoil USA, Inc. the corporation that executed the within instrument, and personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.


[SEAL]                                  /s/ Ellen Nannie
                                        ----------------------------------------
                                        Notary Public in and for said County
                                        and State


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